UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): July, 29 2005

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 -- Regulation FD

       Item 7.01 Regulation FD Disclosure

In a press release dated July 29, 2005, First Financial announced that its Board of Directors has declared a regular quarterly cash dividend of $.23 per share. The dividend is payable August 26, 2005, to stockholders of record as of August 12, 2005.

Section 9 -- Financial Statements and Exhibits

       Item 9.01 Financial Statements and Exhibits

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits

               Exhibit (99.1) Press releases dated July 29, 2005 announcing dividends.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham

Susan E. Baham
Executive Vice President, Chief Financial Officer
and Principal Accounting Officer

Date: July 29, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	First Financial Holdings, Inc. Declaration of Dividends